UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): March 8, 2006 (March 2, 2006)

                             WILLIAMS CONTROLS, INC.
               (Exact name of Company as specified in its charter)

          OREGON                     0-18083                    84-1099587
-------------------------   -------------------------   ------------------------
     (State or other          (Commission File No.)          (I.R.S. Employer
     jurisdiction of                                       Identification No.)
      incorporation)

                             14100 S.W. 72ND AVENUE
                               PORTLAND, OR 97224
                    (Address of principal executive offices)

                                 (503) 684-8600
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

ITEM 2.05         COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On March 2, 2006, the board of directors of Williams Controls, Inc. (the "Company"), approved a realignment plan for its Portland, Oregon manufacturing operations. The realignment primarily involves (i) the Company outsourcing all of its die casting and machining operations to suppliers primarily based in Asia; and (ii) the relocation of the Company's assembly operations for its pneumatic products to the Company's Suzhou, China facility. As part of the realignment, the Company will eliminate approximately 52 hourly and 5 salary positions from its Portland, Oregon headquarters over the next 18 months.

The circumstances leading to the realignment include the need to be able to offer a more competitive product worldwide produced on state of the art equipment, the opportunity to avoid significant investment in equipment that is no longer part of the Company's core strategy, and the ability to be closer to the Company's new suppliers.

The Company's preliminary estimates of the total costs of the realignment are in the range of $3 million. The Company is not able at this time to provide estimates for each type of cost, or for the charge that will result in future cash expenditures, as the actual costs will be based on a variety of factors. The Company will file an amended report on Form 8-K when it is able to provide this information.

A copy of the Company's press release concerning the foregoing events is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.01         REGULATION FD DISCLOSURE

The information set forth above is incorporated by reference herein.

ITEM 8.01         OTHER EVENTS

The information set forth above is incorporated by reference herein.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

   (d) Exhibits

         99.1     Press Release, dated March 8, 2006


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on March 8, 2006.

                                WILLIAMS CONTROLS, INC.

                                By: /s/  DENNIS E. BUNDAY
                                    --------------------------------------
                                    Dennis E. Bunday
                                    Executive Vice President and Chief Financial
                                    Officer



                                  EXHIBIT INDEX

EXHIBIT NO.                     DOCUMENT DESCRIPTION
------------  ------------------------------------------------------------------

99.1          Press Release, dated March 8, 2006